Exhibit 10.7


                       Supplemental Agreement No. 4

                                    to

                        Purchase Agreement No. 1785

                                  between

                            The Boeing Company

                                    and

                        Continental Airlines, Inc.

                 Relating to Boeing Model 777-224 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of July 23, 1996 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1783 dated March 18, 1993, as amended and supplemented, relating to Boeing Model 777-224 aircraft (the Agreement); and

     WHEREAS, Boeing has offered to reschedule delivery of aircraft (Rescheduled Aircraft), currently scheduled to deliver to Buyer starting in 1999, to 2002 under the Agreement, in consideration of Buyer's execution of Purchase Agreement No. 1951, relating to the purchase by Buyer of Boeing Model 737-700/-800 Aircraft;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.   Table of Contents and Articles:

     1.1 Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect amendment of the Agreement.

     1.2 Remove and replace, in its entirety, Article 2, Delivery, Title and Risk of Loss, with new Article 2 (attached hereto) to incorporate the delivery schedule for the Rescheduled
Aircraft.

     1.3 Remove and replace, in its entirety, Article 3, Price of Aircraft, with new Article 3 (attached hereto) to incorporate revised Advance Payment Base Prices for the Rescheduled Aircraft.

     1.4 Remove and replace, in its entirety, the Schedule for Delivery of Model 777-224 Aircraft following Article 15, with a new schedule (attached hereto) to incorporate the Rescheduled
Aircraft.

2.   Letter Agreements.

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

     2.2  Add revised Letter Agreement 6-1162-WLJ-353R2,
Disclosure of Confidential Information, which incorporates certain letter agreements into this Letter Agreement.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                   CONTINENTAL AIRLINES, INC.



By:    /s/ Monica Fix                By:   /s/ Brian Davis


Its:    Attorney-In-Fact             Its:  Vice President

                            TABLE OF CONTENTS

ARTICLES                                                 Page  Rev. By

ARTICLE 1.    Subject Matter of Sale. . . . . . . . . .  1-1    SA#2

ARTICLE 2.    Delivery, Title and Risk of Loss. . . . .  2-1    SA#4

ARTICLE 3.    Price of Aircraft . . . . . . . . . . . .  3-1    SA#4

ARTICLE 4.    Taxes . . . . . . . . . . . . . . . . . .  4-1

ARTICLE 5.    Payment . . . . . . . . . . . . . . . . .  5-1

ARTICLE 6.    Excusable DelaY . . . . . . . . . . . . .  6-1

ARTICLE 7.    Changes to the Detail Specification . . .  7-1    SA#3

ARTICLE 8.    Federal Aviation Requirements and
              Certificates. . . . . . . . . . . . . . .  8-1

ARTICLE 9.    Representatives, Inspection, Flights
              and Test Data . . . . . . . . . . . . . .  9-1

ARTICLE 10.   Assignment, Resale or Lease . . . . . . .  10-1

ARTICLE 11.   Termination for Certain Events. . . . . .  11-1

ARTICLE 12.   Product Assurance; Disclaimer and
              Release; Exclusion of Liabilities;
              Customer Support; Indemnification
              and Insurance . . . . . . . . . . . . . .  12-1

ARTICLE 13.   Buyer Furnished Equipment and
              Spare Parts . . . . . . . . . . . . . . .  13-1   SA#2

ARTICLE 14.   Contractual Notices and Requests. . . . .  14-1

ARTICLE 15.   Miscellaneous . . . . . . . . . . . . . .  15-1


EXHIBITS

EXHIBIT A     Aircraft Configuration. . . . . . . . . .  A-1    SA#2

EXHIBIT B     Product Assurance Document. . . . . . . .  B-1    SA#2

EXHIBIT C     Customer Support Document . . . . . . . .  C-1    SA#2

EXHIBIT D     Price Adjustments Due to Economic . . . .  D-1    SA#3
              Fluctuations - Airframe and Engines

EXHIBIT E     Buyer Furnished Equipment . . . . . . . .  E-1    SA#3
              Document

EXHIBIT F     Defined Terms Document. . . . . . . . . .  F-1    SA#2


LETTER AGREEMENTS

1785-1        Spare Parts Support . . . . . . . . . . .         SA#2

1785-2        Seller Purchased Equipment. . . . . . . .         SA#2

1785-4        Waiver of Aircraft Demonstration. . . . .         SA#2
              Flights

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

1785-6        Configuration Matters . . . . . . . . . .         SA#2

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

1785-8        Spare Parts Provisioning. . . . . . . . .         SA#2

6-1162-WLJ-353R2    Disclosure of Confidential  . . . .         SA#4
                    Information

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

SUPPLEMENTAL AGREEMENTS               Dated as of:

Supplemental Agreement No. 1          April 29, 1993

Supplemental Agreement No. 2          November 4, 1993

Supplemental Agreement No. 3          March 31, 1995

Supplemental Agreement No. 4          July 23, 1996

ARTICLE 2.  Delivery, Title and Risk of Loss.

   2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

        Month and Year
         of Delivery              Quantity of Aircraft

        Block A Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

   2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately
30 days prior to the scheduled month of delivery.

   2.3 Notice of Delivery Date. Boeing will give Buyer at least 7 days' notice of the delivery date of the Aircraft. If an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

   2.4 Place of Delivery. The Aircraft will be delivered at a facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

   2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

   2.6 Documents of Title. Upon delivery of and payment for each Aircraft, Boeing shall deliver to Buyer a bill of sale duly conveying to Buyer good title to such Aircraft free and clear of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.

ARTICLE 3.  Price of Aircraft.

   3.1  Definitions.

        3.1.1 Special Features are the features listed in Exhibit A which have been selected by Buyer.

        3.1.2 Base Airframe Price is the Aircraft Basic Price excluding the price of Special Features and Engines.

        3.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D.

        3.1.4  Aircraft Basic Price is comprised of the Base
Airframe Price, the Engine Price and the price of the Special
Features.

        3.1.5 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airframe, Engine and Special Features) as calculated pursuant to Exhibit D.

        3.1.6 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

        3.1.7 Price First Published is the first price published by Boeing for the same model of aircraft to be delivered in the same general time period as the affected Aircraft and is used to establish the Base Airframe Price when the Base Airframe Price was not established at the time of execution of this Agreement.

   3.2  Aircraft Basic Price.

        3.2.1  Block A Aircraft.  The Aircraft Basic Price of the
Block A Aircraft, expressed in July 1992 dollars, is set forth below:

        Base Airframe Price:      [CONFIDENTIAL MATTER OMITTED
        Special Features          AND FILED SEPARATELY WITH THE
        Engine Price              SECURITIES AND EXCHANGE
                                  COMMISSION PURSUANT TO A
        Block A Aircraft          REQUEST FOR CONFIDENTIAL
        Basic Price               TREATMENT.]

   3.3  Aircraft Price.

        3.3.1  Block A Aircraft.  The Aircraft Price of the Block
A Aircraft will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

        3.3.1 the Aircraft Basic Price, as determined in accordance with this Article; plus

        3.3.2  the Economic Price Adjustments for the Aircraft
Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustment Due to Economic Fluctuations -
Airframe and Engine); plus

        3.3.3 such price adjustments for changes to the escalation formula applicable to the Airframe and Engines made pursuant to this Article; plus

        3.3.5 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

        3.6.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of the first Aircraft scheduled for delivery in a calendar year (First Aircraft), Boeing will increase or decrease the Advance Payment Base Price of the First Aircraft and all Aircraft scheduled for delivery after the First Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Price pursuant to this Agreement and
(ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

Schedule of Delivery of Model 777-224 Aircraft

        Cont   Cont         Tab   Reg   Eng1   Eng2   Delivery
A/C #   Dlvy   Blk    MSN   Blk   No.   S/N    S/N      Date

1       8/02   A01    27577
2       9/02   A02    27578
3       3/03   A03    27579
4       4/03   A04    27580
5       8/03   A05    27581

6-1162-MMF-319
July 23, 1996

CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019

Subject:   Letter Agreement No. 6-1162-MMF-319 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]



Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-724/-824 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

3.   Confidential Treatment.

     Boeing and Buyer understand that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Buyer further agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement
6-1162-MMF-308.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY



By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President

6-1162-WLJ-353R2
July 23, 1996



CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019

Subject:   Letter Agreement No. 6-1162-WLJ-353R2 to
           Purchase Agreement No. 1785 -
           Disclosure of Confidential Information

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1785 dated March 18, 1993 as amended and supplemented (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 777-224 Aircraft (the Aircraft). Letter Agreement 6-1162-WLJ-353R1 is cancelled and superseded.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Boeing and Buyer each understand that certain commercial and financial information contained in the documents listed below
(Confidential Documents) is considered by the other party to be confidential.

2. Boeing and Buyer agree that each party will treat the Confidential Documents and the information contained therein as confidential and will not, without the other party's prior written consent, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations; or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement.

3. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer or Boeing, as applicable, will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing and Buyer agree to cooperate with each other in making and supporting any such request for confidential treatment.

                   Schedule of Confidential Documents

 1.  Letter Agreement No. 6-1162-WLJ-353R2.

 2.  Letter Agreement No. 6-1162-WLJ-354.

 3.  Letter Agreement No. 6-1162-WLJ-355R1.

 4.  Letter Agreement No. 6-1162-WLJ-356.

 5.  Letter Agreement No. 6-1162-WLJ-357R1.

 6.  Letter Agreement No. 6-1162-WLJ-358.

 7.  Letter Agreement No. 6-11162-WLJ-382.

 8.  Letter Agreement No. 6-1162-WLJ-386.

 9.  Letter Agreement No. 6-1162-WLJ-388.

10.  Letter Agreement No. 6-1162-WLJ-395.

11.  Letter Agreement No. 6-1162-WLJ-407.

12.  Letter Agreement No. 6-1162-WLJ-409.

13.  Letter Agreement No. 6-1162-WLJ-497R1.

14.  Letter Agreement No. 6-1162-RGP-945.

15.  Letter Agreement No. 6-1162-RGP-946.

16.  Letter Agreement No. 6-1162-MMF-319.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By    /s/ M. Monica Fix

Its Attorney-In-Fact

ACCEPTED AND AGREED TO as of this

Date:  July 23, 1996

CONTINENTAL AIRLINES, INC.

by    /s/ Brian Davis

Its Vice President